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                                                                    EXHIBIT 99.1

                          CONSENT OF PROPOSED DIRECTOR


    I, the undersigned hereby consent to having my name listed as a proposed director under the caption "Management of the Company" in the Registration Statement on Form S-11 (No. 333-40813) and related Prospectus of Anthracite Capital, Inc.



Executed this 6th day of March, 1998.



                                                      /s/ LAWRENCE D. FINK
                                                By:   -------------------------

                                                      /s/ HUGH R. FRATER
                                                      -------------------------
                                                By:

                                                      /s/ DONALD G. DRAPKIN
                                                      -------------------------
                                                By:

                                                      /s/ CARL GUETHER
                                                      -------------------------
                                                By:

                                                      /s/ JEFFREY C. KEIL
                                                      -------------------------
                                                By:

                                                      /s/ KENDRICK R. WILSON,
                                                      III
                                                      -------------------------
                                                By: